Fees Summary	Oct. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 8,649.49
Total Transaction Valuation	62,632,113.74
Total Offset Amount	0.00
Net Fee	$ 8,649.49